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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 22, 2003

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

             New Jersey                               001-09120                             22-2625848
             ----------                               ---------                             ----------
           (State or other                    (Commission File Number)                   (I.R.S. Employer
   jurisdiction of incorporation)                                                       Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                                 PSEG POWER LLC
             (Exact name of registrant as specified in its charter)

             Delaware                                 000-49614                             22-3663480
             ----------                               ---------                             ----------
           (State or other                    (Commission File Number)                   (I.R.S. Employer
   jurisdiction of incorporation)                                                       Identification No.)

                               80 Park Plaza, T-25
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

             New Jersey                               001-00973                             22-1212800
             ----------                               ---------                             ----------
           (State or other                    (Commission File Number)                   (I.R.S. Employer
   jurisdiction of incorporation)                                                       Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                           PSEG ENERGY HOLDINGS L.L.C.
             (Exact name of registrant as specified in its charter)

             New Jersey                               000-32503                             22-2983750
             ----------                               ---------                             ----------
           (State or other                    (Commission File Number)                   (I.R.S. Employer
   jurisdiction of incorporation)                                                       Identification No.)

                               80 Park Plaza, T-20
                          Newark, New Jersey 07102-4194
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------




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The information contained in Item 5. Other Events in this combined Form 8-K is separately filed by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). The information contained in Item 9. Regulation FD Disclosure in this Form 8-K is furnished solely for PSEG. Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each make representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5. Other Events
--------------------

On October 22, 2003, the following unaudited results were announced for PSEG, PSE&G, Power and Energy Holdings.

Income from Continuing Operations for the quarter ended September 30, 2003 was $213 million, $69 million, $110 million and $48 million for PSEG, PSE&G, Power and Energy Holdings, respectively. Income from Continuing Operations for the nine months ended September 30, 2003 was $684 million, $192 million, $396 million and $140 million for PSEG, PSE&G, Power and Energy Holdings, respectively.

Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the quarter ended September 30, 2003 was $210 million, $68 million, $110 million and $39 million, respectively. Net Income for PSEG, or Earnings Available to PSEG with respect to PSE&G, Power and Energy Holdings, for the nine months ended September 30, 2003 was $1,016 million, $171 million, $766 million and $103 million, respectively.

Item  9. Regulation FD Disclosure
---------------------------------

On October 22, 2003, PSEG announced unaudited financial results for the quarter ended September 30, 2003. A copy of the press release of earnings dated October 22, 2003 is furnished as Exhibit 99 to this Form 8-K. The information contained in Item 9 of this report is being furnished pursuant to Item 12 under Item 9 as directed by the U.S. Securities and Exchange Commission.

To supplement PSEG's consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP measures of pro forma operating income and pro forma operating income per share which does not include losses relating to the impairment and operations of Energy Holdings' Argentine investments in 2002.

PSEG's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. The Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help shareholders understand PSEG's current and future operating results. PSEG urges shareholders to carefully review the GAAP financial information included as part of the PSEG's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly press releases of earnings.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
                                  (Registrant)


       By:                  /s/ Thomas M. O'Flynn
             --------------------------------------------------
                              Thomas M. O'Flynn
             Executive Vice President and Chief Financial Officer
                        (Principal Financial Officer)


Date: October 22, 2003



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
                                  (Registrant)


       By:                 /s/ Robert E. Busch
             --------------------------------------------------
                               Robert E. Busch
         Senior Vice President - Finance and Chief Financial Officer
                        (Principal Financial Officer)


Date: October 22, 2003



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                                 PSEG POWER LLC
                                 --------------
                                  (Registrant)


       By:                 /s/ Thomas M. O'Flynn
             --------------------------------------------------
                              Thomas M. O'Flynn
             Executive Vice President and Chief Financial Officer
                        (Principal Financial Officer)


Date: October 22, 2003



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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                           PSEG ENERGY HOLDINGS L.L.C.
                           ---------------------------
                                  (Registrant)


       By:                  /s/ Thomas M. O'Flynn
             --------------------------------------------------
                              Thomas M. O'Flynn
             Executive Vice President and Chief Financial Officer
                        (Principal Financial Officer)




Date: October 22, 2003



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